Exhibit 99.28

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-F

KEY PERFORMANCE FACTORS
February 28, 2001



Expected B Maturity 9/15/05


Blended Coupon 6.6762%


Excess Protection Level
3 Month Average   4.52%
February, 2001   6.65%
January, 2001   6.37%
December, 2000   0.56%


Cash Yield19.53%


Investor Charge Offs 4.62%


Base Rate 8.26%


Over 30 Day Delinquency 5.13%


Seller's Interest 8.26%


Total Payment Rate13.44%


Total Principal Balance$57,174,868,500.05


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,724,177,938.56